OTHER EXPENSE, NET (Tables)	6 Months Ended
Jun. 30, 2018
OTHER EXPENSE, NET
Schedule of other expense, net

	2018	2017
Six months ended 30 June	US$’000	US$’000
Litigation settlements, net	(103)	(988)
Deposit written off due to uncertain collectability	—	(605)
Other	4	(330)
Total other expense, net	(99)	(1,923)

Litigation settlements, net recorded during the six month ended 30 June 2017 included an accrual for $1.0 million related to the Company’s 2013 sale of its non-operated North Dakota properties.  In August 2015, the Buyer of the Company’s North Dakota properties filed a lawsuit against the Company seeking payment for costs not included by the Buyer in the final post-closing settlement.  In August 2017, a jury ruled in favor of the Buyer.  The Company is currently appealing the decision, but has established a liability for such damages.